UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2023, Aveanna Healthcare LLC and Aveanna SPV I, LLC (collectively, the "Loan Parties"), each of which is a wholly owned subsidiary of Aveanna Healthcare Holdings Inc., a Delaware corporation (the "Company"), entered into a third amendment (the "Third Amendment") to the Loan Parties' Receivables Financing Agreement (the "Securitization Facility") with a bank. The Third Amendment amended the Securitization Facility principally to extend its maturity date from November 12, 2024 to July 31, 2026 and provide that the secured overnight financing rate plus a credit spread adjustment of 0.10% and an applicable margin be used as the applicable interest rate thereunder.

The foregoing description of the Third Amendment is only a summary and is qualified in its entirety by reference to the full text of the Third Amendment and the complete text of the Securitization Facility, as amended by the Third Amendment, which are filed together as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On August 4, 2023, the Company issued a press release with respect to the information disclosed in Item 1.01 of this Current Report on Form 8-K, a copy of which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including in Exhibit 99.1 and attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to the Receivables Financing Agreement, dated July 31, 2023, by and among, Aveanna SPV I, LLC, Aveanna Healthcare LLC, and a bank
99.1	Press Release Announcing Agreement to Extend Receivables Financing Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aveanna Healthcare Holdings Inc.

Date:	August 4, 2023	By:	/s/ Deborah Stewart
Deborah Stewart Chief Accounting Officer (Principal Accounting Officer)